Taxes - Schedule of Net Deferred Tax Assets (Details) - USD ($)	Jun. 30, 2025	Jun. 30, 2024
Deferred tax assets (liabilities):
Provision for credit losses	$ 377,663	$ 251,640
Net operating loss carried forward	230,456	248,120
Unrealized gains from fair value changes of equity securities	(164,157)	(161,816)
Total deferred tax assets	443,962	337,944
Less: valuation allowance	(443,962)	(337,944)
Deferred tax assets, net of valuation allowance